EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006 (the "Form 10-QSB"), I, Edward Marney, Chief Executive Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that the Company's Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 18, 2006                 By:  /s/ Edward Marney
                                             ---------------------
                                             Edward Marney
                                             President and
                                             Chief Executive Officer